Exhibit 99.2

LEASE GUARANTY

THIS LEASE GUARANTY (the "Guaranty") constitutes an integral part of that certain "Lease Agreement" described below and is made by ADCARE HEALTH SYSTEMS, INC., a Georgia corporation ("Guarantor"), for the benefit of WILLIAM M. FOSTER ("Foster" or "Lessor"), and the assignees and successors of Lessor.

RECITALS:

A.    Guarantor is the parent company of ADK, Georgia, LLC, a Georgia limited liability Company ("Lessee"). Lessee is a party to a Lease Agreement with Lessor dated August 1, 2010, as amended (the "Lease"). Concurrent with the execution of this Guaranty, Lessee and Lessor are amending the Lease (the "Second Amendment").

B.    In connection with the Second Amendment, Guarantor has agreed to guarantee the obligations of Lessee under the Lease in accordance with the terms and conditions set forth herein.

GUARANTY:

FOR VALUABLE CONSIDERATION, Guarantor, intending to be legally bound, hereby agrees as follows:

1.GUARANTEE OF PERFORMANCE. Guarantor hereby unconditionally guarantees to Lessor the full, punctual, and faithful performance by Lessee, its successors or assigns, of all of the obligations of the Lessee under the Lease, including without limitation the obligation to pay all rent and all other charges and obligations required to be paid and performed by Lessee under the terms of said Lease. In the event of Lessee's failure, or the failure of its successors or assigns, if any, to pay said sums or to render any other performance required of Lessee, when due, Guarantor forthwith shall pay all amounts that may be due and forthwith shall perform all of the provisions of said Lease, and shall pay all damages that may result from the nonperformance thereof by Lessee, its successors or assigns.

2.PRIMARY LIABILITY. Guarantor further agrees that the liability of Guarantor under this Guaranty shall be primary, and that in any right of action which may accrue to Lessor, its successors or assigns under the Lease or this Guaranty, Lessor and its successors or assigns at their option may proceed directly against Guarantor without having taken or commenced any action or obtained any judgment against Lessee and without applying any payments or other property of Lessee or any other person held as collateral security for the performance of the obligations of Lessee under the Lease or otherwise to the discharge of the obligations of the Lessee under the Lease provided that Guarantor shall have all defenses to such claims as Lessee.

3.MODIFICATIONS TO LEASE. Guarantor agrees that the Lease may be altered, expanded or extended by an agreement between the Lessor and the Lessee, including amendments extending the term of the Lease or increasing the amount of rent or other charges payable under the Lease, and that this Guaranty shall continue in full force and effect following and with respect to any such alteration, expansion or extension.

4.GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor warrants and represents to Lessor that: (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (b) this Guaranty is executed at Lessee's request and not at the request of Lessor; (c) Lessor has made no representation to the undersigned as to the credit-worthiness of Lessee; and (d) Guarantor has established adequate means of obtaining from Lessee on a continuing basis information regarding Lessee's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lessor shall have no obligation to disclose to Guarantor any information or documents acquired by Lessor in the course of its relationship with Lessee.

5.GUARANTOR'S WAIVERS

5.1    WAIVERS. Guarantor waives any right to require Lessor to: (a) make any presentment, protest, demand, or notice of any kind, including notice of change of any of the terms of payment of rent or other amounts owing under the Lease, default by Lessee or any other guarantor or surety, any action or nonaction taken by Lessee, Lessor, or any other surety of Lessee; (b) proceed against any person, including Lessee, before proceeding against Guarantor; (c) proceed against any collateral for the payment of amounts owing under the Lease, including collateral pledged by the Lessee, before proceeding against Guarantor; (d) apply any payments or proceeds received against amounts due or becoming due under the Lease in any order; (e) give notice of the terms, time, and place of any sale of any collateral held by Lessor pursuant to the Uniform Commercial Code or any other law governing such sale; or (f) pursue any remedy or course of action in Lessor's power whatsoever.

5.2    GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

6.DISCHARGE OF OBLIGATION. Neither the obligation of Guarantor to make payments owing under the Lease in accordance with the terms of this Guaranty, nor any remedy for the enforcement thereof, shall be impaired, modified, changed, released, or limited in any manner whatsoever by any impairment, modification, change, release, or limitation of the liability of Lessee, or its estate in bankruptcy, or otherwise, or of any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the Federal Bankruptcy Code or any other statute, or from the decision of any Court. The liability of the undersigned under this Guaranty shall not be terminated by the death of the undersigned or any of them, and all obligations of Lessee under the Lease but becoming due thereafter or due but unpaid at the death of the undersigned or any other guarantor, shall survive and become payable by the estates of Guarantor.

7.SURVIVAL OF OBLIGATION. This Guaranty will continue to be in full force and effect even if Lessee assigns its obligations under the Lease, or subleases the Premises, to any successor, assignee, or sublessee, whether or not the undersigned is given notice of or consents to any such assignment or sublease.

8.MISCELLANEOUS

8.1    NOTICES. All notices, requests, demands or other communications permitted or required under this Agreement shall be effective only if in writing, and shall be deemed to have been delivered and received (a) when personally delivered; (b) on the third business day after the date on which mailed by certified or registered mail, return receipt requested; (c) on the date on which transmitted by facsimile or other electronic means generating a receipt evidencing a successful transmission; or (d) on the next business day after the date on which deposited with a regulated public carrier (e.g., Federal Express) designating overnight delivery service with a return receipt requested or equivalent thereof administered by such regulated public carrier, freight prepaid, and addressed in a sealed envelope to the party for whom intended at the address set forth on the signature page of this Agreement, or such other address or facsimile number, notice of which is given in a manner permitted by this Section.

8.2    BINDING EFFECT. This Guaranty shall bind the undersigned, and its successors and assigns.

8.3    JOINT AND SEVERAL OBLIGATIONS. The obligations of "Guarantor" hereunder are the joint and several obligation of each and every party executing this Guaranty as a Guarantor.

8.4    ATTORNEYS' FEES. If any action at law or in equity is commenced to construe or enforce the terms of this Guaranty or the rights and duties created hereunder, then the party prevailing in that action shall be entitled to recover its costs and fees therein, all costs and fees of any appeal thereof, and all costs and fees of any action to enforce any such judgment rendered therein.

8.5    GOVERNING LAW. The undersigned agrees that this Guaranty is made and executed under and shall be construed in accordance with the laws of the State of Georgia.

8.6    COUNTERPARTS. This Guaranty may be executed in two or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same original, binding on each signatory thereto.

8.7    BINDING EFFECT; AMENDMENTS. This Guaranty (a) represents the entire agreement of the parties regarding the subject matter hereof, and supersedes all prior and contemporaneous understandings regarding such subject matter, whether oral or written; and (b) may not be modified or amended, except by a written instrument executed by all of the parties after the effective date of this Guaranty.

8.8    EFFECTIVE DATE. The effective date of this Guaranty shall be the "Effective Date," as such term is defined in the Second Amendment.

IN WITNESS WHEREOF, the undersigned Guarantor has executed this Lease Guaranty on the date set forth below.

ADCARE HEALTH SYSTEMS, INC., a Georgia
corporation

August 14, 2015	By	/s/William McBride
Date		William McBride, CEO

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